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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

To the Board of Directors
Orchid BioSciences, Inc.


We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                        /s/ KPMG LLP
                                        ----------------------------
                                        KPMG LLP

Princeton, New Jersey

February 14, 2002